As filed with the Securities and Exchange Commission on September 17, 2010

 Securities Act File No. 333-164092

Investment Company Act File No. 811-04438

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and/or

☒	Registration Statement Under the Investment Company Act of 1940

☒	Amendment No. 25

Aberdeen Australia Equity Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  1-866-839-5205

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York  10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share		$	$5,000,000	$356.50

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(3)	A registration fee of $44.88 was previously paid in connection with the initial filing on December 31, 2009.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Dated September 17, 2010

Base Prospectus

$[              ]

ABERDEEN AUSTRALIA EQUITY FUND, INC.

Shares of Common Stock

Aberdeen Australia Equity Fund, Inc. (“Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company.  The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited.  The Fund’s secondary investment objective is current income.

We may offer, from time to time, in one or more offerings, our shares of common stock, par value $.01 per share (“Shares”).  Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”).  You should read this Prospectus and the applicable Prospectus Supplement carefully before your invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE Amex LLC (“Amex”) under the symbol “IAF.”  The last reported sale price of our Shares, as reported by the Amex on September 14, 2010, was $11.41 per Share.  The net asset value of our Shares at the close of business on September 14, 2010, was $11.14 per Share.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations.  The Fund also has authority (which it has not exercised) to borrow to finance investments and to issue preferred stock.  Both practices entail risks.  For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering.  See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares.  You should retain the Prospectus and Prospectus Supplement for future reference.  A Statement of Additional Information (“SAI”), dated [                   ], 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  The Table of Contents for the SAI is on page [    ] of the Prospectus.  You may call 1-866-839-5205, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries.  The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.aberdeeniaf.com.  The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [                     ], 2010

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions.  The Fund has not authorized any person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers.  The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary.  You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [    ] of the Prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

The Fund’s Shares are listed for trading on the Amex under the symbol “IAF.” As of September 14, 2010, the net assets of the Fund were $214,809,972 and the Fund had outstanding 19,277,600 Shares. The last reported sale price of the Fund’s Shares, as reported by the Amex on September 14, 2010 was $11.41 per Share. The net asset value of the Fund’s Shares at the close of business on September 14, 2010 was $11.14 per Share. See “Description of Shares.”

The Offering

We may offer, from time to time, in one or more offerings, up to $[              ] of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price of our Shares will not be less than the net asset value of our Shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds

We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds.”

Investment Objectives

The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund’s investment objectives may not be changed without the approval of a majority of the Fund’s outstanding voting securities. See “Investment Objectives.”

Investment Policies

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the ASX. For these purposes, Australian companies means companies that are tied economically to Australia. The Fund may invest up to 10% of its total assets in unlisted equity securities. It may also invest in debt securities issued by Australian companies, Australian Federal and State governments and the U.S. government. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less. The Fund’s investments in any one industry or group of industries are generally limited to 25% of its total assets, except that it may invest between 25% and 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. The Fund has authority to engage in options transactions, to enter into repurchase agreements, and to lend its portfolio securities. See “Investment Policies.”

Investment Restrictions

The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)	The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•      Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies-primarily the Australian dollar, but also the New Zealand dollar. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•      Foreign Securities. In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Australia and New Zealand. The Australian securities market for both listed and unlisted securities may be more volatile and is less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections.  Regulatory oversight of markets and custody facilities may differ from that in the U.S.

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•      Australian Securities Risk.  Because the Fund’s investments are primarily in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar.  Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events.  Any such event could result in a significant adverse impact on the Australian economy.

•      Concentration.  The Fund may invest up to 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index.  An industry sector can include more than one industry group.  As of January 31, 2010, 30.9% of the Fund’s total assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors.  While the Fund did not concentrate its investments in the materials sector, as of January 31, 2010, 23.9% of the Fund’s total assets were invested in the materials sector.  Such a concentration or significant amount of investments in a single industry sector makes the Fund particularly vulnerable to adverse economic, political or other developments affecting that sector.  Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress.  Significant exposure to the materials sector may also make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector.

•      Net Asset Value Discount.  Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•      Distribution Rate.  There can be no assurance that the Board will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy.  Additionally, distributions may include return of capital as well as net investment income and capital gains.  If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions.  See “Dividends and Distributions.”

•      Non-Diversified Fund.  As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

•      Share Repurchases.  When the Fund repurchases its shares pursuant to the Fund’s share repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

•      Anti-Takeover Provisions.  The Fund’s charter and bylaws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.  Also, Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

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•      Leverage.  The Fund has authority to issue preferred stock and to borrow to finance investments.  Each of these is a form of “leverage” that entails particular risks for holders of the Fund’s common stock.  The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s common stock as well as the net asset value of the common stock and the voting rights of holders of common stock.  Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s common stock, as well as on distributions to holders of common stock.  Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income.  In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any preferred stock or borrowings would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time.  Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

•      Unlisted Securities.  The Fund may invest up to 10% of its total assets in unlisted equity securities.  Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price.  Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

•      Securities Lending.  With respect to loans of its portfolio securities, the Fund is exposed to risks of loss in the event of default or bankruptcy of the borrower, and in the event that the return on the loan, or on invested collateral, will be less than the related costs.

•      Options.  Options strategies may not be successful if the Investment Adviser’s expectations about market trends are not fulfilled.  These strategies can also increase portfolio turnover and involve costs to the Fund.

•      Repurchase Agreements.  These transactions involve risks in the event of counterparty default or insolvency.

Investment Manager and Investment Adviser

The Fund’s investment manager is Aberdeen Asset Management Asia Limited (“Investment Manager”), a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

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The Fund’s investment adviser is Aberdeen Asset Management Limited (“Investment Adviser”), an Australian corporation affiliated with the Investment Manager.  The Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Adviser is a wholly-owned subsidiary of the Investment Manager.  The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scots company, that is the parent company of an asset management group (the “Aberdeen Group”) managing approximately $246.36 billion of assets as of June 30, 2010 for both institutions and private individuals from offices around the world.  See “Management of the Fund—The Investment Manager and the Investment Adviser.”

The Fund pays a fee to the Investment Manager computed at the annual rate of 1.10% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.90% of such assets between $50 million and $100 million, and 0.70% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

The Investment Manager pays the fees of the Investment Adviser.  These fees are computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million, 0.25% of such assets between $50 million and $100 million, and 0.15% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

Portfolio Managers

The following persons have day-to-day management of the Fund’s portfolio—Hugh Young, Managing Director of the Investment Manager; Augustine Mark Daniels, a Director of the Investment Adviser; and Michelle Lopez, Robert Penaloza and Natalie Tam.  See “Management of the Fund—Portfolio Management.”

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, acts as the Fund’s administrator (“Administrator”).  The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager and Investment Adviser.  The Fund pays a fee to the Administrator at an annual rate equal to 0.08% of the Fund’s average weekly Managed Assets between $0 and $500 million, 0.07% of such assets between $500 million and $1.5 billion, and 0.06% of such assets in excess of $1.5 billion.  The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company.  See “Management of the Fund—Administrator.”

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Custodian and Transfer Agent

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian.  The Bank of New York Mellon Corporation, 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. Effective September 24, 2010, Computershare Trust Company, N.A. will replace The Bank of New York Mellon Corporation, and will serve as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Direct Stock Purchase Plan.  See “Management of the Fund—Custodian and Transfer Agent.”

Dividends and Distributions

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The current rolling distribution rate is 10%, but this rate may be changed by the Board in response to, among other things, market conditions.  A significant portion of the Fund’s distributions for the fiscal year ended October 31, 2009 represented a return of capital (rather than income or capital gains).  If the Fund’s distributions were to continue to consist of a large amount of return of capital, it would result in a deterioration of the Fund’s assets.  There can be no assurance that the Board will continue a managed distribution policy.  See “Dividends and Distributions.”

Dividend Reinvestment and Cash Purchase Plan

Shareholders may elect to have their distributions automatically reinvested in Fund shares which will be either issued by the Fund or purchased on the open market, depending on the market price per share plus any brokerage commissions, relative to the Fund’s net asset value per share.  Effective September 24, 2010, the Fund’s Dividend Reinvestment and Cash Purchase Cash Purchase Plan will administered by the Board of New York Mellon Corporation will terminate and participants in the Plan will automatically be enrolled in a Dividend Reinvestment and Direct Stock Purchase Plan administered by Computershare Trust Company, N.A.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries.  The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund.  Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

Share Repurchase Program

Under the Fund’s share repurchase program, the Fund is permitted to repurchase up to 10% of its outstanding shares on the open market during any 12-month period if and when the discount from net asset value is at least 8%.  The Fund may borrow to repurchase shares under this program.  There have not been any repurchases of shares under this program since [2009]. Applicable law may prevent such repurchases during the offering of the Shares described herein.  See “Description of Shares-Share Repurchase Program.”

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(1)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	[	]%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee(2)	0.85%
Other Expenses(3)(4)	[0.	]%
Total Annual Operating Expenses	[1.	]%

(1)	If the Shares are sold or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)	See “Management of the Fund—The Investment Manager and the Investment Adviser” for additional information.

(3)	“Other Expenses” have been estimated for the current fiscal year.

(4)	Includes an administration fee of 0.08% of average net assets attributable to the Fund’s common stock. See “Management of the Fund - Administrator” for additional information.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year		Three Years		Five Years		Ten Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund.  The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.  The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  Information is shown for the Fund’s last ten fiscal years and the six-months ended April 30, 2010.  Certain information reflects financial results for a single Fund Share.  The following information (other than the information for the six-months ended April 30, 2010) has been audited by [            ], independent registered public accounting firm for the Fund, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, each of whose reports thereon were unqualified.  The report of [              ], together with the financial statements of the Fund, are included in the Fund’s October 31, 2009 Annual Report, and are included in the SAI, which is available upon request.

	Six-Months Ended		Year Ended October 31,
	April 30, 2010		2009	2008	2007	2006	2005
Per share operating performance(1):
Net asset value, beginning of year/period	$10.96		$8.37	$18.53	$13.25	$11.75	$10.64
Net investment income	0.15		0.29	0.51	0.39	0.41	.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.78		3.34	(8.83)	6.47	2.47	1.79
Total from investment operations	0.93		3.63	(8.32)	6.86	2.88	2.16
Distributions from:
Net investment income	(0.47)		(0.31)	(0.24)	(0.53)	(0.48)	(.51)
Long-term capital gains	—		—	(0.84)	(0.98)	(0.90)	(.54)
Tax return of capital	—		(0.73)	(0.76)	—	—	—
Total distributions	(0.47)		(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit	—		—	—	—	— (3)	—
Capital reduction with respect to issuance of Fund shares	—		—	—	—	—	—
Increase resulting from Fund share repurchase	—		—	—	(0.07)	—	—
Net asset value, end of year/period	$11.42		$10.96	$8.37	$18.53	$13.25	$11.75
Market price per share, end of year/period	$11.88		$11.40	$8.60	$18.25	$14.00	$12.99
Total investment return based on(2):
Market value	8.35%		50.76%	(45.57)%	43.46%	20.09%	38.98%
Net asset value	8.34%		48.92%	(47.83)%	53.91%	25.66%	21.11%
Ratio to average net assets/supplemental data:
Net assets, end of year/period (000 omitted)	$219,933		$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$221,328		$163,795	$282,702	$283,749	$209,507	$194,946
Net expense	1.33	%(4)	1.73%	1.26%	1.44%	1.45%	1.48%
Expenses without reimbursement expenses	1.33	%(4)	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	2.71	%(4)	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	4%		16%	22%	30%	16%	28%

(1)	Based on average shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)	Amount is less than $0.005 per share.

(4)	Annualized.

NOTE:

Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

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	Year Ended October 31,
	2004	2003	2002	2001	2000
Per share operating performance(1):
Net asset value, beginning of year	$9.38	$6.84	$5.97	$6.86	$8.78
Net investment income	0.28	0.12	0.15	0.12	0.14
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.76	2.58	0.93	(0.33)	(1.25)
Total from investment operations	2.04	2.70	1.08	(0.21)	(1.11)
Distributions from:
Net investment income	(0.30)	(0.10)	(0.15)	—	(0.12)
Long-term capital gains	(0.36)	(0.07)	(0.07)	—	(0.69)
Tax return of capital	(0.12)	—	—	(0.68)	—
Total distributions	(0.78)	(0.17)	(0.22)	(0.68)	(0.81)
Payment by shareholder of short-swing profit	—	—	—	—	—
Capital reduction with respect to issuance of Fund shares	—	—	—	—	—
Increase resulting from Fund share repurchase	—	0.01	0.01	— (3)	—
Net asset value, end of year	$10.64	$9.38	$6.84	$5.97	$6.86
Market price per share, end of year	$10.25	$8.40	$5.73	$5.29	$5.875
Total investment return based on(2):
Market value	32.53%	50.40%	12.55%	1.06%	(17.31)%
Net asset value	23.19%	40.69%	19.04%	(2.32)%	(12.02)%
Ratio to average net assets/supplemental data:
Net assets, end of year (000 omitted)	$178,551	$157,419	$115,490	$102,361	$117,941
Average net assets (000 omitted)	$166,284	$128,662	$114,213	$115,051	$143,801
Net expense	1.75%	2.25%	1.76%	1.80%	1.66%
Expenses without reimbursement expenses	1.75%	2.55%	1.76%	1.80%	1.66%
Net investment income	2.85%	1.66%	2.33%	1.77%	1.66%
Portfolio turnover	23%	32%	56%	50%	120%

(1)	Based on average shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)	Less than $0.005 per share.

NOTE:

Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

9

USE OF PROCEEDS

The Fund anticipates that it will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund is designed for investors seeking experienced professional management of a portfolio of Australian securities.  An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program.  An investment in the Fund involves risks that you should consider before purchasing Shares.  See “Risks and Special Considerations.”  The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF SHARES

The Fund, which was incorporated under the laws of the State of Maryland on September 30, 1985, is authorized to issue 50,000,000 shares.  In April 2006, the Board of Directors approved the reclassification of 10,000,000 of the Fund’s authorized but unissued shares of preferred stock, $.01 par value per share, as 10,000,000 shares of the Fund’s common stock, $.01 par value per share.  There are currently authorized 30,000,000 shares of common stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share.  As of the date of this Prospectus, the Fund has not issued any shares of preferred stock and the Board of Directors has no present intention to issue shares of preferred stock.  All references to “stock” or “shares” herein refer to common stock, unless otherwise indicated.  Each share of common stock has equal voting, dividend, distribution and liquidation rights.  The Shares outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable.  Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.  The number of Shares outstanding as of September 14, 2010 was 19,277,600.

The Fund’s outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the Amex.  The Fund determines its net asset value on a daily basis.  The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices.  The table also sets forth the number of Shares traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low(1)		Amex Market Price Per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
January 31, 2008	$18.29	$14.13	$18.37	$14.07	6.86%	(5.47)%	3,644,550
April 30, 2008	$16.50	$14.34	$17.01	$15.17	12.48%	(1.83)%	2,576,495
July 31, 2008	$16.73	$13.57	$17.29	$14.04	10.22%	0.78%	2,716,156
October 31, 2008	$13.42	$7.06	$13.99	$6.20	5.38%	(19.76)%	5,243,731
January 31, 2009	$9.14	$6.17	$9.42	$5.32	8.75%	(19.97)%	3,241,253
April 30, 2009	$8.07	$6.04	$7.57	$5.38	1.67%	(12.38)%	4,143,331
July 31, 2009	$9.75	$8.09	$10.66	$7.62	19.51%	(5.81)%	5,220,264
October 31, 2009	$11.90	$9.79	$13.19	$9.97	16.01%	0.50%	4,499,024
January 31, 2010	$12.22	$10.80	$13.25	$10.53	15.22%	(2.50)%	4,231,101
April 30, 2010	$12.21	$10.47	$12.60	$10.20	5.33%	(3.04)%	3,172,456
July 31, 2010	$11.56	$9.15	$11.64	$9.05	4.29%	(2.93)%	5,523,220

10

(1)                                 Based on the Fund’s computations.

(2)                                 Source:  The NYSE Amex Equities.

(3)                                 Based on the Fund’s computations.

(4)                                 Source:  Bloomberg.

On September 14, 2010, the per Share net asset value was $11.14 and the per Share market price was $11.41, representing a 2.42% premium over such net asset value.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations.  However, it has been the case that the Fund’s Shares have traded at a discount from net asset value.  The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.

Share Repurchase Program.  On March 1, 2001, the Fund’s Board of Directors approved a share repurchase program. The Board of Directors amended the program on December 12, 2007.  The stock repurchase program permits the Fund to repurchase up to 10% of its outstanding shares on the open market during any 12-month period, if and when the discount from net asset value is at least 8%.  All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering of Shares described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected.  Any acquisition of shares by the Fund will decrease the amount of total assets of the Fund and therefore may increase the Fund’s expense ratio.  Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund’s net investment income.  (The Fund’s fundamental investment restrictions permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act, and related rules and regulatory interpretations.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective.  Since inception of the share repurchase program, the Fund has repurchased 435,500 Shares, for a total consideration of $2,567,294, with a cumulative effect of increasing the Fund’s per Share net asset value by 3.11 cents.  There have not been any repurchases of shares under this program since [2009].

The following information regarding the Fund’s authorized shares is as of October 31, 2009.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account		Amount Outstanding Exclusive of Amount held by Fund
Common Stock	30,000,000	[0	]	19,235,840
Preferred Stock	20,000,000	0		0

11

INVESTMENT OBJECTIVES

The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the ASX.  Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.  There can be no assurance the Fund will achieve its investment objectives.  The Fund’s investment objectives and each of the percentage limitations on investments set forth below in “Investment Policies,” unless otherwise indicated, are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.  Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

The Board of Directors has adopted a policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited.  For these purposes, “Australian companies” means companies that are tied economically to Australia.  The following criteria will be considered in determining if a company is “tied economically” to Australia:  whether the company (i) is a constituent of the S&P ASX 200 Accumulation Index (“S&P/ASX 200”); (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; or (viii) is incorporated in Australia.  The Fund uses such criteria for the following reasons: the S&P/ASX 200 is a primary benchmark for equity investment in Australia and constituents of the index represent the majority of market capitalization for listed companies on the Australian Stock Exchange; location in Australia of a company’s headquarters, auditors or site of its annual meeting are indicative of where key strategic planning and direction of the company take place; payment of dividends may be an important component of returns in which earnings are distributed to shareholders; payment of taxes generally evidences that assets of the company are resident in, or that income is earned in, Australia; registration of securities for sale in Australia indicates that the company is seeking capital from Australian securities markets; and incorporation in Australia establishes corporate domicile and subjects the company to Australian legal, tax and regulatory requirements.  Though most of the Fund’s holdings meet several of the above-listed criteria, any company that meets one or more of the criteria above will be deemed to be “tied economically” to Australia.  This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders.  However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX.  The Fund’s equity investments are generally limited to securities of companies that are listed on the ASX.  These investments may include securities of New Zealand issuers that are listed on the ASX.  However, up to 10% of the value of the Fund’s total assets (at the time of purchase) may be invested in unlisted equity securities.

The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities.  Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less.  During periods when, in the Investment Manager’s judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills.  The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.

The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions.  In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation.

12

The Fund’s investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.

In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances.  The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200.  The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund’s performance benchmark.  The Fund’s performance benchmark was subsequently changed to the S&P/ASX 200, as reported to shareholders in the Fund’s semi-annual report for the period ended April 30, 2000.  The S&P/ASX 200 comprises the top 200 companies listed on the ASX by market capitalization, and was introduced by the ASX in April 2000.  The S&P/ASX 200 most closely represents the universe of stocks that are held by the Fund.  Standard & Poor’s subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 and replaced such classification system with the Global Industry Classification Standard (“GICS”).  The GICS classification tier of 23 Industry Groupings, which the Fund currently uses for its concentration policy, is the classification most comparable to the 24 ASX sectors formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200.

The Fund does not trade in securities for short-term gain.  The Fund’s annual portfolio turnover rate for its fiscal year ended October 31, 2009 was 16%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase by the Fund of one year or less.

Options Strategies

The Fund may seek to protect the value of certain of the common stocks in its portfolio against decline by purchasing put options on such stocks.  The Fund may also purchase call options on common stock in anticipation of price increases.  In addition, the Fund may seek to protect the value of such stocks by selling covered call options on common stock held in its portfolio.  A call option is covered if the Fund owns the stock subject to the option or holds a call option on the same stock with an exercise price equal to or less than the exercise price of the call sold.  All options purchased will be listed on the ASX.

In order to terminate its rights and obligations on options, the Fund may sell or buy an option in a closing transaction.  If an option is not exercised or sold, it will become worthless at its expiration date.  The aggregate premiums paid for all options held by the Fund will not exceed 10% of the value of its total assets at the time of the purchase and the Fund will not write any call options if as a result it then would have more than 50% of its total assets subject to purchase upon exercise of calls.  See “Risks and Special Considerations” for risks of engaging in options strategies.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.  Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase.  See also “Risks and Special Considerations.”

13

Loans of Portfolio Securities

The Fund’s investment policies permit the Fund to enter into securities lending agreements.  Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable.  Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned.  Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent.  The Fund may terminate a loan after such notice period as is provided for the particular loan.  The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund.  The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account.  The terms of the Fund’s lending arrangement includes provisions to permit the Fund to vote the loaned securities.  See also “Risks and Special Considerations.”

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class.  If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

(1)           Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.

(2)           Make short sales of securities or maintain a short position.

(3)           (a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)           Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.

(5)           Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund’s investment policies).

(6)           Make investments for the purpose of exercising control or management.

(7)           Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund’s investment portfolio).

(8)           Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ ASX 200 Accumulation Index.

14

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities.  These risks and considerations are described below.

Currency Exchange Rate Fluctuations.  Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments.  The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in New Zealand dollars.  Accordingly, a change in the value of the Australian dollar or New Zealand dollar against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.  Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars.  Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the time they were incurred.  Similar effects may result from the Fund’s investments that are New Zealand dollar denominated.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution.  For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Equity Risk.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions.  Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Foreign Securities Risk.  Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities.  These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes.  Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States.  The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets.  In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.  Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States.  Regulatory oversight of the Australian securities market may differ from that of U.S. markets.  There also may be difficulty in invoking legal protections across borders.

15

Foreign Custody.  The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Australia.  (See “Management of the Fund—Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S.  Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Net Asset Value Discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic is a risk separate and distinct from the risk that net asset value will decrease.  The Fund’s shares have frequently traded in the market below net asset value since the commencement of the Fund’s operations.  However, in the 12-month period ended October 31, 2009, the Fund’s Shares have traded in the market at an average premium over net asset value of 0.597%.  The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value.  This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time.  For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate.  The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.  See “Dividends and Distributions - Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained.  To the extent total distributions for a year exceed the Fund’s net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable.  The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes.  Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes.  The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States.  These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment.  Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status.  The Fund is classified as a “non-diversified” management investment company under the 1940 Act.  This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities.  Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Share Repurchase Risk.  Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund and therefore may increase the Fund’s expense ratio.  Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income.  If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.  There are also tax implications for both tendering and non-tendering shareholders in the event the Fund offers to repurchase its shares.  See “Taxation.”

16

Tax Considerations.  The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code.  If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders.  To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply.  Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes.  No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible.  If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders.  Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.  Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions.  The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund.  The bylaws provide for a staggered election of the Fund’s Directors, who are divided into three classes, each having a term of three years and until their successors are elected and qualify.  Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors.  This system of electing Directors may be regarded as “anti-takeover” because it makes it more difficult for Fund shareholders to change a majority of the Fund’s Directors and, thus, has the effect of maintaining continuity of management.  Other bylaw provisions that may be regarded as “anti-takeover:” (a) provide specific requirements for shareholder-requested special meetings; (b) require that shareholders who wish to propose a nominee for Director or have shareholders vote on other proposals satisfy certain advance notice and information requirements; (c) disclose that the Fund has elected, under limited circumstances, to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which sets restrictions on the voting rights of holders of MCSAA “control shares” of the Fund acquired in a MCSAA “control share acquisition;” (d) establish Director qualifications; (e) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the amendment of the Director term and qualification requirements and the director quorum and voting requirements; (f) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (g) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.  These provisions:  (a) require a two-thirds vote of the shareholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the vacancy occurs; and (d) require that a shareholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.

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The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

Australian Securities Risk.  Because the Fund’s investments are primarily in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar.  Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events.  Any such event could result in a significant adverse impact on the Australian economy.

Concentration Risk.  The Fund’s investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200.  At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group.  An industry sector can include more than one industry group.  As of January 31, 2010, 31.3% of the Fund’s net assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector.  While the Fund did not concentrate its investments in the materials sector, as of January 31, 2010, 22.6% of the Fund’s total assets were invested in the materials sector of the Standard & Poor’s Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector.  Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress.  Significant exposure to the materials sector may make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector.

Securities Lending Risk.  In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.  The Fund also bears the risk of loss on the investment of cash collateral.  There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund.  There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase Agreement Risk.  Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Unlisted Securities Risk.  The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities.  Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price.  If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund.  Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

Risks of Options.  The options market in Australia may be more volatile and less liquid than options markets in the U.S.  Currently, on the ASX, options are traded on securities of only a limited number of companies.  The extent to which options strategies may reduce the inherent risks in equity investment will depend on the Investment Adviser’s ability to predict price movements in underlying stocks, as to which there can be no assurance.  In addition, the Fund’s ability to engage in options transactions will be limited by certain requirements that the Fund must satisfy in order to qualify as a regulated investment company under the Code.  See “Taxation.” The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Risks of Issuance of Preferred Shares.  The Fund has authority to issue preferred shares.  The Board has not yet exercised this authority and has no current intention of exercising this authority.  The following is a description of the risks involved if the Fund were to issue preferred shares.

Leverage.  The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund’s shares of common stock as well as the net asset value of the shares of common stock.  It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time.  If the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return on the Fund’s common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case.  Negative performance of the invested capital would also reduce the Fund’s net asset value.  The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated.

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Voting Rights.  Voting rights in the Fund are non-cumulative.  The voting rights of the holders of the current outstanding common stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights.  Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s Directors (the remaining Directors would be elected by holders of the Fund’s common stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years’ dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund’s Directors and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for.  Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.

Asset Coverage.  The Fund would be required to have asset coverage with respect to its preferred stock of at least 200 per cent immediately after the issuance of the preferred stock.  The Fund would not be permitted to pay any dividend (except a dividend paid in common stock) or distribution, or to purchase its common stock, unless the asset coverage test is met at the time of declaring the dividend or distribution, or purchasing the stock, after deducting the amount of the dividend, distribution or stock purchase price, as applicable.

Other Considerations.  The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of common stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund.  Holders of preferred shares might have interests that differ from holders of common stock, and there can be no assurance that holders of preferred shares would vote to approve transactions approved by holders of the common stock.  The flexibility to issue preferred shares as well as common stock could enhance the Board of Directors’ ability to negotiate on behalf of the shareholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund’s securities or the removal of incumbent management.  The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of common stock.  See also “Risks of Borrowing and Leverage to Holders of Common Stock,” below.

Risks of Borrowing and Leverage to Holders of Common Stock.  The Fund’s fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations.  The Board has not yet exercised this authority and has no current intention of exercising this authority.  Borrowing is a form of leverage, as is the issuance of preferred stock.  Certain risks of leverage are discussed under “Risks of Issuance of Preferred Shares” above.  Borrowing, either by the issuance of debt obligations or through loans from banks or private sources, would involve interest and other costs to the Fund.  If the return to the Fund from investments made with proceeds of a borrowing does not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of common stock.  Moreover, leveraging would generally exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund’s common stock, as well as on distributions to common stockholders.  By increasing the Fund’s invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund’s common stock.  Any decline in the value of the Fund’s investments would be borne entirely by the holders of its common stock.  Thus, although leveraging may enhance benefits to holders of common stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of common stock of a leveraged fund.  Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S. dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund’s common stock.  Moreover, a decline in the value of the Fund’s assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its common stock, which could, in turn, jeopardize the Fund’s qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.

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Borrowings by the Fund generally require asset coverage of 300 per cent.  The Fund would be prohibited from declaring a dividend (other than a dividend payable in stock of the Fund) or distribution on any class of its stock, and from purchasing Fund stock, unless this asset coverage requirement is met at the time such dividend or distribution is declared, or stock is purchased, after deducting the amount of such dividend, distribution or stock purchase price, as applicable.  However, the Fund would be permitted to pay dividends on any preferred stock if, at the time of declaring the dividend, the Fund has asset coverage of at least 200% for its borrowings, after deducting the amount of the dividend.  Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund’s directors if the Fund failed to have asset coverage for its debt of at least 100 per cent on the last business day of each of twelve consecutive calendar months.  This right would continue until such asset coverage was 110 per cent or more on the last business day of each of three consecutive calendar months.  An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100 per cent for 24 consecutive months.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser and other service providers.

The Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (“AAML” or the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.

The Investment Manager is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients, including the Fund and three other U.S. registered closed-end funds.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scottish company.  The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG.  Aberdeen PLC is the parent company of an asset management group managing approximately $246.36 billion of assets as of June 30, 2010 for both institutions and private individuals from offices around the world.

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The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million:  0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid to the Investment Manager management fees of $1,446,566, $2,278,916 and $2,286,243, respectively.  The Investment Manager informed the Fund that, during the same periods, the Investment Manager paid advisory fees of $369,484, $557,873 and $546,796, respectively, to the Investment Adviser.  A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement and the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.

In rendering investment advisory services, the Investment Manager and Investment Adviser (the “Advisers”) may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC.  The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Daniels, Gilbert, Malone, Miles, Pittard, Sacks, Sell, Sherman and Young) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent for service of process in the United States.  As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

[The Fund has been advised by local counsel in the United Kingdom and Canada, the foreign jurisdictions (other than Australia and Singapore) in which Fund Directors and/or officers reside, that it is uncertain whether the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action in such jurisdictions predicated solely on a violation of the federal securities laws of the United States.  However, although there is no arrangement in place between those jurisdictions and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of those jurisdictions as a defense to an action or as conclusive of an issue in that action if it was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy and the United States court had jurisdiction in respect of the defendant in the original action.]

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

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The Fund has been advised by local counsel in Singapore, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that the judgments of U.S. courts based on the civil liability provisions of the U.S. federal or state securities laws may be difficult to enforce in Singapore courts as there is uncertainty whether the courts of Singapore would recognize and enforce judgments of the United States courts.  In addition, there is doubt as to whether Singapore courts will entertain original actions brought in Singapore courts predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Hugh Young, Global Head of Equity — Hugh is managing director of the Investment Manager, the Aberdeen Group’s regional HQ, and group head of equities as well as a member of the executive committee responsible for the Aberdeen Group’s day-to-day running. He co-founded Singapore-based Aberdeen Asia in 1992, having been recruited in 1985 to manage Asian equities from London. Since then he has built the company into one of the largest managers of such assets globally. Singapore employs over 150 staff, while there are 65 investment managers stationed across the region, with offices also in Australia, China, Hong Kong, Japan, Korea, Malaysia, Taiwan and Thailand over which Hugh is in overall charge. Aberdeen’s regional funds have won many awards for performance over the years, including open end and closed-end funds. Hugh is a regular commentator for the financial media. His early career included spells at Fidelity International and MGM Assurance. Hugh graduated with a BA (Hons) in politics from Exeter University.  Mr. Young has had responsibility for the day-to-day management of the Fund’s portfolio since 2004.

Augustine Mark Daniels, Head of Australian Equities — Mark is head of Australian equities, having transferred in 2005 from Aberdeen Group’s office in London. Mark has spent over 20 years with Aberdeen, much of that as a UK equity manager, in particular of closed end funds. Since moving to Sydney, Mark has helped embed the Group’s highly regarded, bottom-up investment process. Before joining the Aberdeen Group, Mark worked for Cork Gully where he was a supervisor responsible for receiverships and liquidations. Prior to that, Mark worked as an articled clerk at Coopers & Lybrand. Mark graduated with a BA in Economics from University College, Cardiff in the UK.  Mr. Daniels has had responsibility for the day-to-day management of the Fund’s portfolio since 2005.

Michelle Lopez, CFA*, Investment Manager — Michelle is an investment manager on the Australian equities desk. Michelle joined Aberdeen in 2004 upon graduation. Previously, Michelle worked for KPMG — Corporate Finance as an intern. Prior to that, Michelle worked for Watson Wyatt as a quant analyst. Michelle graduated with a BA in Applied Finance and Commerce (Marketing) from Macquarie University, Sydney. Michelle is a CFA Charterholder.  Ms. Lopez has had responsibility for the day-to-day management of the Fund’s portfolio since 2005.

Robert Penaloza, Senior Investment Manager — Robert is a senior investment manager on the Australian equities desk. Robert joined Aberdeen in 1997 and relocated to Sydney in July 2010 to join the Australian equities team.  Robert graduated with a BA in Business Management (banking and finance) from the Charles Darwin University, Australia and has successfully completed the General Management Program from Harvard Business School.  Robert is a graduate member of the Australian Institute of Company Directors and a Fellow of the Thai Institute of Company Directors.  Mr. Penaloza has had responsibility for the day-to-day management of the Fund’s portfolio since 2010.

Natalie Tam, CFA*, Investment Manager — Natalie is a investment manager on the Australian equity desk. Natalie joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting). Natalie graduated with a Bachelor of Commerce from the University of New South Wales where she was awarded a UNSW co-op program scholarship in accounting & finance. She is a CFA charterholder.  Ms. Tam has had responsibility for the day-to-day management of the Fund’s portfolio since 2005.

*              CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

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Portfolio Management Structure

Mr. Young is head of the Asia-Pacific Division of the Aberdeen Group and has overall responsibility for the Aberdeen Group’s Asia-Pacific offices, including the Sydney office.

Mr. Daniels is head of Australian equities of the Aberdeen Group.  He is primarily responsible for: ensuring that the Australian equities investment team adheres to the Australian equities investment strategy; undertaking and supervising equities research and analysis; producing equities reports and recommendations on a range of equities products in the Australian market; portfolio management, including setting portfolio strategies; undertaking or assisting in equities trading; making recommendations regarding corporate actions and takeover analysis; providing advice/input for the management of the Fund and the Investment Adviser’s other Australian equities accounts; assisting in marketing activities for his designated accounts and attending and coordinating investment strategy meetings.

Ms. Lopez, Mr. Penaloza and Miss Tam are investment managers that provide company-specific analysis across all industry groups of the S&P/ASX 200, and support the management of the Australian equity portfolios, including open-ended unit trusts, as well as the Fund and an Australian closed-end fund.  Each of Ms. Lopez, Mr. Penaloza and Miss Tam is an integral part of the Australian equity team and reports directly to Mr. Daniels.

Mr. Young is the Managing Director of the Fund’s Investment Manager and head of equities for the Aberdeen Group.  In his role, Mr. Young oversees consistency of adherence to the equity process by the Australian equities team.  Mr. Young makes investment decisions on behalf of the Fund, in conjunction with the members of the Australian equities team.  Mr. Daniels is in charge of the Australian equities team of the Aberdeen Group (including the Investment Adviser) and is responsible, with the assistance of Ms. Lopez, Mr. Penaloza and Miss Tam, investment managers, for research and investment decisions in respect of Australian equities holdings.  In relation to the management of the assets of the Fund, the Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained, or sold by the Fund, and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Australian equities team based in Sydney is closely supported by the substantial Singapore-based equities team who have been investing in Australian equities over many years.  It is integral to the Aberdeen Group’s investment management process that all equities teams investing in the same or similar universe of securities, such as Singapore and Sydney equities desks, work together as a team.  As such, the Singapore-based equities team offers additional technical support and research analysis to the Sydney-based portfolio managers.

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is the Fund’s administrator (“Administrator”).  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services.  The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Investment Manager and the Investment Adviser.  The Fund pays a fee to the Administrator at an annual rate equal to 0.08% of the Fund’s average weekly Managed Assets between $0 and $500 million, 0.07% of such assets between $500 million and $1.5 billion, and 0.06% of such assets in excess of $1.5 billion, computed based upon the value of Managed Assets determined at the end of each week.

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The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company (“State Street”).  Pursuant to a Sub-Administration Agreement between the Administrator and State Street, dated as of February 26, 2010 (“Sub-Administration Agreement”), State Street has been retained to perform certain administrative services with respect to the Fund.  Under the terms of the Sub-Administration Agreement, the Administrator pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Investment Manager and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Custodian and Transfer Agent

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian.  The Bank of New York Mellon Corporation, 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. Effective September 24, 2010, Computershare Trust Company, N.A. will replace The Bank of New York Mellon Corporation, and will serve as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Direct Stock Purchase Plan.  See “Management of the Fund—Custodian and Transfer Agent.”

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investors’ relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The current rolling distribution rate is 10%.  This policy is subject to regular review by the Fund’s Board of Directors.  The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.  Persons who purchase Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased.  For the fiscal year ended October 31, 2009, the Fund made distributions in the amount of $1.04 per Share, of which 30% represented net investment income, 0% represented long-term capital gains and 70% represented return of capital.  If the Fund’s distributions were to continue to consist of a large amount of return of capital, it would result in the deterioration of the Fund’s assets.  On September 9, 2010, the Board of Directors declared a quarterly distribution of 27 cents per Share, payable on October 15, 2010 to all shareholders of record as of December 31, 2009.

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a shareholder’s principal investment.  As stated above, the Fund was required to do so during the fiscal year ended October 31, 2009.  There can be no assurance that the current rolling distribution rate will be maintained in the future.  The Board of Directors may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In March 2010, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as monthly in any one taxable year, subject to certain conditions.  The order superseded a prior order that permitted the Fund to make up to four distributions of net long-term capital gains in any one taxable year.

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General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders.  On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31.  Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”), that may differ from accounting principles generally accepted in the United States.  These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), shareholders may elect to have all their distributions automatically reinvested in Fund shares by the Plan Agent, The Bank of New York Mellon Corporation.  A shareholder who is unable to participate in the Plan because his or her shares are held by a broker or other nominee may request to have his or her shares re-registered in his or her own name.  This will enable the shareholder to participate in the Plan.  Effective September 24, 2010, Computershare Trust Company, N.A. will replace The Bank of New York Mellon Corporation, and will serve as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Direct Stock Purchase Plan.

Distributions payable to Plan participants will be promptly invested.  If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, the Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

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In every other case, Plan participants will receive shares on the following basis:  if, on the valuation date (the date the distribution becomes payable, or such other date as may be specified by the Fund’s Board), the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly issued shares of the Fund’s common stock valued at the greater of net asset value per share or 95% of the then current market price.  If, on the other hand, the net asset value per share exceeds the market price plus any brokerage commission, the Plan Agent will buy shares of common stock on the open market.  If, before the Plan Agent has completed its purchases, the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value per share as last so determined or 95% of the then-current market value.  All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, since the Plan Agent’s fees for handling the reinvestment of distributions are paid by the Fund.  There will be no brokerage commissions charged with respect to shares issued directly by the Fund.  However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases.  Purchases and sales may be made through a broker affiliated with the Plan Agent.

The automatic reinvestment of distributions does not relieve Plan participants of any federal income tax that may be payable on such distributions.  Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.  Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.  Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.  Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

Plan participants also have the option of making voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to “The Bank of New York Mellon Corporation - Aberdeen Australia Equity Fund, Inc. Plan.”  Additional voluntary cash investments must be for at least $100 per transaction with a maximum of $10,000 per month, and with an aggregate annual maximum of $120,000, for the purchase of Fund shares on the open market.  Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws.  Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each Plan participant.  In the event a Plan participant’s voluntary cash investment check is returned unpaid for any reason, the Plan participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan by notifying the Plan Agent in writing, via the internet by visiting The Bank of New York Mellon Corporation’s website at www.stockbny.com, or pursuant to telephonic procedures established by the Plan Agent.  Unless otherwise specified, upon any withdrawal, partial withdrawal or termination, a Plan participant will receive stock certificates for all full shares.  The Plan Agent will convert any fractional shares to cash at the then current market price, less the sales fee and brokerage commissions, and send a check to the participant for the proceeds.  The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares.  If the fees and commissions exceed the proceeds from the sale of a fractional share, Plan participants will receive a transaction advice instead of a check.  There is no sales fee for the issuance of a certificate for all full shares.  If, by giving proper notice to the Plan Agent, Plan participants request cash, the Plan Agent will sell the shares and send the participants the proceeds, less the sales fee of $10 (subject to change) and brokerage commissions of $0.10 per share.

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The Fund or the Plan Agent reserves the right to amend or terminate the Plan upon 90 days’ written notice to Fund shareholders.

For additional information regarding the Plan, all correspondence should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling 1-866-221-1606 or 1-610-382-7833 (internationally).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to shareholders as ordinary income.  Properly designated distributions of long-term capital gains, if any, earned by the Fund are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject shareholders to alternative minimum tax liability.  Because of the complexity of the alternative minimum tax rules, shareholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, the Fund will notify shareholders of the tax status of dividends and other distributions.

A shareholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account.  These accounts are subject to complex rules.  Shareholders should consult their tax advisers about investment through a tax-deferred account.

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Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes.  No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible.  If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders.  Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.

Upon the sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the shareholder held the shares.

If, pursuant to an offer by the Fund to repurchase its shares, a shareholder tenders all shares of the Fund that such shareholder owns or is considered to own, the shareholder may realize a capital gain or loss.  This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets, and will be long-term or short-term, depending on the shareholder’s holding period for the shares.  If, pursuant to an offer by the Fund to repurchase its shares, a shareholder tenders less than all of the shares of the Fund that such shareholder owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the shareholders basis in the tendered shares.  In such event, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of the tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with such shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Fund distributions also may be subject to state, local and foreign taxes.  Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL
CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund’s charter and bylaws contain certain provisions, described below, that may be regarded as “anti-takeover” provisions and that may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices.  The following is only a summary and is qualified in its entirety by reference to the Fund’s charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  The Fund’s charter generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  However, the Fund’s charter does not contain a provision reducing the supermajority vote of the shareholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board.  Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers.  These provisions:  (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

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Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1.             Provide for three classes of Directors elected by common shareholders, with staggered terms.  Each year, directors are elected for three-year terms and until their successors are duly elected and qualify.  Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2.             Establish procedures for shareholder-requested special meetings, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting.  Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3.             Require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Directors and proposals for other business to be considered at shareholders meetings.

4.             Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which provides that MCSAA “control shares” acquired in a MCSAA “control share acquisition” may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  (Generally, MCSAA “control shares” are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power:  (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power.  This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund’s outstanding voting securities (as defined in that Act)).  The bylaws further provide that, notwithstanding the election to be subject to the MCSAA, but subject to the following sentence, a person who acquires control shares shall be exempt from the MCSAA.  Upon the final judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the provisions of the prior sentence shall terminate and any exemption under the prior sentence shall be without force or effect upon the 180th day after the Fund provides notice of the judgment, rule, regulation, published interpretation or change to the provisions of the 1940 Act, to any holder of control shares who became exempt from the MCSAA in accordance with the prior sentence.

5.             Establish qualifications for Fund Directors.  These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in Australian equity securities.  To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.  In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected.  Directors who served in such capacity as of January 16, 2003, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund.  Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements.  No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory policy, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

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6.             Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

7.             Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years, be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract.  This provision cannot be changed except by 75% of the directors who were on the Board on January 16, 2003 or who were, elected, or nominated to succeed such a director, by a majority of such directors then on the Board.

8.             In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value.  This provision cannot be changed except by 75% of the Directors who were on the Board on January 16, 2003 or who were recommended to succeed such a director by a majority of such directors then on the Board.

9.             Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

10.           Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per Share must equal or exceed the NAV per Share, exclusive of any underwriting commissions or discounts.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

                                                In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager or the Investment Adviser is a party.

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APPENDIX A

The information set forth below has been extracted from publicly available sources, including the Australian Stock Exchange website (www.asx.com.au/), the Reserve Bank of Australia website (www.rba.gov.au), and the World Federation of Exchanges website (www.world-exchanges.org/WFE/home.Asp).  While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

SELECTED AUSTRALIAN ECONOMIC DATA

Rising inflation saw the Reserve Bank of Australia (“RBA”) increase interest rates in early 2000, but this was quickly followed by rate cuts in 2001 due to the dramatic slow down in domestic and global growth.  The easy monetary settings fostered strong domestic growth fueled by consumption and housing activity.  This allowed the domestic economy to grow at an average rate of 3.7% over 2002-2003, a period when global economic growth was anemic.  The robust growth in consumer credit posed a risk for longer term economic growth and the RBA recommenced tightening in November 2003 to counter this perceived risk.  As such, economic growth eased back to its long run average of 3.2% over 2004.  From 2004, robust global demand for resources saw business investment replace consumption and housing as the economy’s main engine of growth.  The rising prices for minerals and resources resulted in a significant boost to the terms of trade, adding to the growth impetus from solid business investment.  With the economic expansion extending into 2007, the economy had for some time operated near full capacity resulting in heightened inflationary pressures.  As such the RBA continued on a protracted tightening cycle from 2003 to August 2008 with cash rates peaking at 7.25%.  After an extended period of strong growth, the pace of economic activity slowed noticeably in 2008.  Retail sales were weak with consumer sentiment falling and conditions in the housing market softening.  The escalation of pressures in the international markets were reflected in Australian financial markets, although generally to a lesser extent.  Beginning in September 2008 the RBA began easing cash rates as the strains in the global economy saw subdued consumer demand and slowing of overall economic growth.  This easing cycle continued through January 2009 with cash rates bottoming at 3.0%.  In Australia, the economic downturn was relatively mild, and measures of confidence and business conditions suggest that the economy is in gradual recovery.  With the risk of serious economic contraction in Australia having passed the RBA began raising cash rates by 25 basis points in each of 3 successive months to 3.75% as of December 1, 2009.  In the case of the U.S. and Europe, cash rates continue to be maintained at 0.25% and 1.00%, respectively, which are the lows since the economic downturn began in mid-2007.

As of November 30, 2009, the yield on the 10-Year Australian Commonwealth Government Bond was 5.31%, a spread of 211 bp over the 10-Year US Treasury Bond yield of 3.20%.

For the past several years, the RBA has adopted a target for the underlying CPI inflation rate of 2-3% (averaged over a number of years).

With Australian cash rates currently the highest in the G12 countries (Belgium, the Netherlands, Canada, France, Germany, Italy, Japan, Spain, Sweden, Switzerland, United Kingdom and United States), the Australian dollar has benefited from its “high yielding currency” status.  The Australian dollar fluctuated from an exchange rate of US$1 = A$1.3617 on December 31, 2005 to an exchange rate of US$1 = A$1.4232 on December 31, 2008 in the wake of the difficult global economic environment.  However, as the global economy has stabilized the Australian dollar has appreciated to US$1 = A$1.0918 as of November 30, 2009.  U.S. based investors have therefore enjoyed a significant currency uplift while the Australian equity market at November 30, 2009 was roughly equal to its level as of December 31, 2005.

THE AUSTRALIAN SECURITIES MARKET

The Australian Stock Exchange Limited (“ASX”) was formed in 1987 through the amalgamation of six independent stock exchanges that formerly operated in the State capital cities.  Each of those exchanges had a history of share trading dating back to the 19th century.

ASX was originally a mutual organization of stockbrokers, like its predecessor State stock exchanges.  However, in 1996, its members decided to demutualize and become a listed company, which required legislation of the Australian parliament.  The change of status took place on October 13, 1998, and the following day ASX shares were listed for trading on ASX’s own market.  On July 25, 2006 the ASX merged with SFE Corporation Limited, the holding company of the Sydney Futures Exchange and related businesses.  Effective December 5, 2006 the Australian Stock Exchange Limited changed its name to ASX Limited and the group operates under the brand “Australian Securities Exchange”.

ASX Limited is the holding company for the group that includes licensed businesses spanning the equity, interest rate, commodity and energy markets, offering a full range of listing, trading, clearing, depository, settlement and market data services to domestic and international customers.

ASX’s Listing Rules govern the admission of entities to the official list, quotation of securities, suspension of securities from quotation and removal of entities from the official list.  They also govern disclosure and some aspects of a listed entity’s conduct.  Compliance with the Listing Rules is a requirement for admission to the official list.

The objectives of ASX include:

•                  providing a fair and well-informed market for financial securities; and

•                  providing an internationally competitive market.

The Australian Securities and Investments Commission (“ASIC”) is the statutory body to regulate companies and the financial services markets in Australia.  ASIC actively supervises ASX’s activities as a market operator and listed company and enforces and regulates company and financial services laws to protect consumers, investors and creditors.

ASX Market Statistics
(All values in this section are US Dollars)

The ASX is the 13th largest exchange based upon domestic market capitalization as of November 30, 2009.

	Exchange	Market Capitalization November 30, 2009
1.	NYSE Euronext (US)	$11,583bn
2.	Tokyo SE	$3,289bn
3.	Nasdaq OMX	$3,053bn
4.	NYSE Euronext (Europe)	$2,808bn
5.	London SE	$2,719bn
6.	Shanghai SE	$2,617bn
7.	Hong Kong Exchanges	$2,260bn
8.	TSX Group	$1,612bn
9.	BME Spanish Exchanges	$1,391bn
10.	BM&F BOVESPA	$1,298bn
11.	Deutsche Borse	$1,283bn
12.	Bombay SE	$1,246bn
13.	Australian SE	$1,241bn
14.	National Stock Exchange India	$1,167bn

The following table summarizes the growth in aggregate market capitalization and trading volumes of the ASX in each of the five years ending June 30:

	2005		2006		2007		2008		2009*
Market Capitalization		$814bn		$1,207bn		$1,598bn		$1,415bn		$1,098bn
No. of equity trades	25.0mil		31.6mil		48.9mil		91.3mil		106.7m
Average daily trades	99,339		125,000		194,000		361,000		420,000
Turnover value		$650bn		$984bn		$1,324bn		$1,616bn		$1,129bn
Average daily value		$2.6bn		$3.9bn		$5.3bn		$6.4bn		$4.4bn
Exchange rate US$1 =	A$	1.3635	A$	1.3453	A$	1.1774	A$	1.0432	A$	1.2402

The following table details the number of companies listed at the close of each calendar year together with the number of new entities listed and the aggregate capital raised.  That aggregate capital raised is further analyzed by total secondary market raisings* and by new floats.

	2005		2006		2007		2008		2009
New entities listed	232		227		284		236		45
Entities listed as at December 31	1,873		1,930		2,090		2,226		2,198
Capital raised		$33.9bn		$51.4bn		$77.9bn		$61.8bn		$89.9bn
Secondary market raisings		$16.2bn		$28.3bn		$58.2bn		$50.6bn		$88.1bn
New floats		$17.7 bn		$23.1bn		$19.7bn		$11.2bn		$1.9bn
Capital raised		$6.6bn		$12.7bn		$26.2bn		$26.8bn		$33.9bn
Exchange rate US$1 =	A$	1.3635	A$	1.3453	A$	1.1774	A$	1.0432	A$	1.2402

*                                         Secondary market raisings comprise inter alia rights issues, placements, reinvested dividends, payment of options and issues to employees.  Placements of up to 15% of issued share capital can be made without shareholder approval.

There are a number of market indices but the most widely used is the S&P/ASX 200 Accumulation Index, representing approximately 80% by value of the market capitalization of the ASX.  The closing values as of December 31 for 2005 through 2008 and November 30, 2009 are as follows:

	2005	2006	2007	2008	2009
S&P/ASX 200	4708.8	5,669.9	6,339.8	3,722.3	4,701.3
Yield %	4.1	3.13	3.47	6.43	3.89
P/E*	16.6	15.03	14.03	9.03	15.08

*                                         This ratio is calculated excluding negative earnings.

The S&P/ASX 200 Accumulation Index by GICS sector as at December 14, 2009 is as follows:

GICS Sector	Market Capitalization
Energy	$75.4bn
Materials	$270.4bn
Industrials	$69.1bn
Consumer Discretionary	$42.5bn
Consumer Staples	$92.9bn
Health Care	$36.3bn
Information Technology	$6.3bn
Telecommunications Services	$43.6bn
Utilities	$13.7bn
Property Trusts	$62.9bn
Financials ex Property Trusts	$362.2bn
Total	$1,075.3bn
Exchange rate US$1 = A$1.0909

Global Industry Classification Standard (“GICS”) is a joint Standard and Poor’s/Morgan Stanley Capital International product aimed at standardizing industry definitions.  To conform Australia to global practice, effective July 1, 2002, Standard and Poor’s reclassified all ASX listed entities according to GICS.  GICS consists of 10 economic sectors aggregated from 24 industry groups, 67 industries, and 147 sub-industries currently covering over 27,000 companies worldwide.

The following table contains information about the 20 most actively traded shares on the ASX for December 15, 2009.  Although the Fund may invest in the companies below, the table is not necessarily indicative of the investment the Fund has or proposes to make in equity securities.

Company	Value (000)	No of Trades	Closing Price	GICS Sector
BHP Billiton Limited	$485,452	13,507	$41.10	Materials
AXA Asia	$186,548	4,991	$5.78	Insurance
Australia & New Zealand Banking Group Banking Group Limited	$167,399	9,175	$21.43	Banks
Commonwealth Bank of Australia	$144,340	9,393	$52.72	Banks
AMP	$143,217	4,763	$6.20	Insurance
Rio Tinto Limited	$134,456	8,666	$70.85	Materials
Westpac Banking Corporation Limited	$127,562	9,166	$23.80	Banks
National Australia Bank Limited	$108,501	8,433	$27.99	Banks
Santos Limited	$100,014	8,355	$13.61	Energy
Telstra Corporation Limited	$98,724	na	$3.46	Telecommunications Services
QBE Group Limited	$92,190	6,402	$23.34	Insurance
Westfield Group Limited	$79,914	5,440	$12.02	Real Estate
Incitec Pivot Limited	$78,487	4,846	$3.32	Materials
Wesfarmers Limited	$64,601	6,985	$29.73	Food & Staples Retailing
CSL Limited	$61,869	5,792	$30.60	Pharmaceuticals, Biotech & Life Sciences
Newcrest Mining Limited	$59,605	7,671	$35.89	Materials
Woolworths Limited	$56,929	9,266	$27.20	Food & Staples Retailing
Oil Search Limited	$49,822	na	$5.52	Energy
Lihir Gold Limited	$49,730	na	$3.30	Materials
Macquarie Group Limited	$49,157	6,195	$47.53	Diversified Financials
	Exchange rate US$1 = A$1.1035		Exchange rate US$1 = A$1.1035

Derivatives.  As stated above, in addition to operating the exchange for equities, the ASX also operates trading and settlement for derivatives.  These comprise equity derivatives, contracts for difference (“CFDs”), futures and options on futures.

AUSTRALIAN DEBT SECURITIES

Primary Market.  Australian semi-government bonds (debt issued by Australian States) and corporate notes and debentures are issued through tender, private placements or by direct solicitation to the public through prospectuses registered with ASIC and are not generally listed on the ASX.  Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

Secondary Market.  As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX.  Trading in Eurobonds also takes place off the European stock exchanges.  Certain major commercial banks, stockbrokers and other financial institutions have been designated by the RBA as reporting bond dealers through which the RBA usually conducts transactions in Commonwealth Government securities with maturities of more than one year.  In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

Short-Term Debt Instruments.  Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days.  These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit.  Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days.  These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

The Australian debt securities market is summarized in the table below as at November 30, 2009:

	$US Nominal Value Billions	$US Market Value Billions
Commonwealth Government	86.0	89.7
Semi-government	105.1	108.3
Corporate	138.5	140.0
Total	329.6	338.0
	Exchange rate US$l = A$1.0952	Exchange rate US$l = A$1.0952

Source:  UBS Investment Bank

[               ] Shares of Common Stock

ABERDEEN AUSTRALIA EQUITY FUND, INC.

PROSPECTUS

[                ], 2010

Filed Pursuant to Rule 497

Registration Statement No. 333-

PROSPECTUS SUPPLEMENT
(To Prospectus dated [                ], 2009)

                     Shares

[GRAPHIC OMITTED]

Shares of Common Stock

We are offering for sale                      shares of our common stock. Our common stock is traded on the New York Stock Exchange Amex under the symbol “IAF.” The last reported sale price for our common stock on                     ,            was $           per share. The net asset value of the Fund’s common stock at the close of business on                     , was $                     per share.

You should review the information set forth under “Risks and Special Considerations” on page       of the accompanying Prospectus before investing in our common stock.

	Per Share	Total (1)

Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)    The aggregate expenses of the offering are estimated to be $          , which represents approximately $           per share.

The underwriters may also purchase up to an additional                      shares of common stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $                     and the total underwriting discounts and commissions would be $                    . The shares of common stock will be ready for delivery on or about                      ,                     .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-866-839-5205 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                     ,

TABLE OF CONTENTS

Prospectus Supplement

TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee		%
Other Expenses(1)(2)%
Total Annual Operating Expenses		%

(1)	“Other Expenses” have been estimated for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming the Fund incurs the estimated offering expenses.

(2)	Includes an administration fee of 0.08% of average net assets attributable to the Fund’s common stock.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year		Three Years		Five Years		Ten Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in shares of the Fund.  The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.  The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                     , based on the public offering price of $           per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by the Fund.

The Fund anticipates that it will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

PRICE RANGE OF SHARES OF COMMON STOCK

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices.  The table also sets forth the number of shares of common stock traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low		Amex Market Price Per Share		Premium/(Discount) on Date of Market Price High and Low		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
January 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
January 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
January 31, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

On                    ,       , the per share net asset value of the Fund’s common stock was $         per share and the per share market price was $        .

UNDERWRITING

     [                ]

LEGAL MATTERS

Certain legal matters will be passed on by [Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019] [Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978], [special] counsel to the Fund, in connection with the offering of the shares of common stock.  [Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978.]. Certain legal matters in connection with this offering will be passed upon for the underwriters by                     .

[UNAUDITED] FINANCIAL STATEMENTS AS OF                    , 200

F-1

$

Aberdeen Australia Equity Fund, Inc.

Shares of Common Stock

PROSPECTUS SUPPLEMENT

      , 20

[UNDERWRITERS]

SUBJECT TO COMPLETION, DATED SEPTEMBER 17, 2010

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Aberdeen Australia Equity Fund, Inc.

Statement of Additional Information

[        ], 2010

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated [    ], 2010 (the “Prospectus”) and any related prospectus supplement.  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeeniaf.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on September 30, 1985, under the name “The First Australia Fund, Inc.” Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Australia Equity Fund, Inc.” to reflect the fact that the Fund’s investment manager and investment adviser had been acquired by Aberdeen Asset Management PLC in 2000.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the Fund’s Investment Manager, and Aberdeen Asset Management Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s Investment Adviser.

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell** 1 Crown Court Cheapside London EC2V 6LR United Kingdom Age: 42	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01—01 Capital Square Two Singapore 049480 Age: 51	Class II Director	Term expires 2011; Director since 2001

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

				1

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**

Mr. Sell is deemed to be an interested person because he is an executive officer of Landesbank Berlin AG, the owner from time to time of a significant amount of the outstanding shares of the Fund’s common stock. Landesbank Berlin AG owned approximately 4.79% of the outstanding shares of the Fund’s common stock as of March 24, 2010.

***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also serves as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	26	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Neville J. Miles†‡(1) c/o Ballyshaw Pty. Ltd 62 Caledonia Street Paddington NSW 2021 Australia Age: 63	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development, and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 to 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

William J. Potter†° c/o Aberdeen Asset	Class III	Term expires 2012; Director	Mr. Potter has been Chairman of	3	Aberdeen Asia-Pacific Income

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Director	since 1985

Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd., (international consulting and merchant banking company) from 1996 to 2004.

					Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks‡(1) c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been a Trustee of Aberdeen Funds since December 2007 and Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Moritz Sell 1 Crown Court Cheapside London EC2V 6LR United Kingdom Age: 42	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

John T. Sheehy†‡(1) B.V. Murray and Company 666 Godwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Trustee of Aberdeen Funds since December 2007, Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	26	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders	2	Aberdeen Asia Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) since 1998.

*                                         Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

†                                         Messrs. Miles, Potter and Sheehy are members of the Contract Review Committee.

‡                                         Messrs. Miles, Sacks and Sheehy are members of the Audit and Valuation Committee.

°                                           Messrs. Malone, Miles and Potter are members of the Nominating and Corporate Governance Committee.

(1)                                 Messrs. Miles, Sacks and Sheehy are members of the Cost Review Committee.

The Board of Directors indicated in the proxy statement for the Fund’s 2004 Annual Meeting of Shareholders that, if the Fund’s shareholders voted to recommend the adoption of the alternative Director qualifications set forth in such proxy statement, the Board would amend the Fund’s bylaws accordingly.  The Board of Directors further indicated in such proxy statement that, in the event the bylaws were so amended by the Board, then it was the intention of the Board of Directors promptly thereafter to increase the size of the Board by one director and to elect one representative of Bankgesellschaft Berlin AG (“BGB”) to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continued to own at least 25% of the Fund’s common stock, and further provided that such representative then satisfied the alternative director qualifications.  At the 2004 Annual Meeting of Shareholders, the shareholders voted to recommend that the Board amend such provisions of the bylaws by adopting the alternative director qualifications.  BGB submitted Mr. Moritz Sell as its proposed representative to serve on the Board of Directors.  The Fund’s Nominating Committee, composed entirely of Independent Directors, determined that Mr. Sell met the alternative director qualifications and was otherwise an appropriate candidate to serve as a Director of the Fund.  In May 2004, the Board amended the Fund’s bylaws to adopt the alternative director qualifications and increased the size of the Board of Directors by one Director.  Upon the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Sell as a Class I Director to serve for the remainder of a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007.  BGB informed the Fund that Mr. Sell had been a director, market strategist, with BGB since 1996.  Upon Mr. Sell’s initial appointment, BGB informed the Fund that BGB agreed to indemnify Mr. Sell in connection with his service as a Director of the Fund.  Based upon information in an amendment to BGB’s Statement on Schedule 13D with respect to the Fund’s shares, effective August 29, 2006, the name of BGB was changed to Landesbank Berlin Holding AG and all of the assets of BGB were transferred to Landesbank Berlin AG (“LB”).  Mr. Sell is now employed by LB, the entity which owns the shares of the Fund’s common stock previously owned by BGB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected by shareholders, not as the representative of LB or BGB, but in his own capacity, as a Class I Director of the Fund to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2010.  BGB has informed the Fund that, because Mr. Sell no longer serves as a Director who is a representative of LB or BGB, he is no longer indemnified by LB or BGB in connection with such service.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008

Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009

Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 54	Vice President	Since 2005

Currently, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland ABIO 1YG Age: 54	Vice President	Since 2008

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and of Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President and Chief Compliance Officer	Vice President since 2008 and Chief Compliance Officer since 2010

Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009

Currently Group Development Director, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*                                         Officers hold their positions with the Fund until a successor has been duly elected and qualified.  Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.  The officers were last elected on March 8, 2010.

**                                  Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Malone, Miles, Potter, Sacks, Sell, Sherman, Young, Bovingdon, Daniels and Gilbert) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  The Fund’s bylaws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any shareholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Standing Committees of the Board of Directors

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, Nominating and Corporate Governance Committee, and Cost Review Committee, each of which is composed entirely of Independent Directors.  Each member is also “independent” within the meaning of the NYSE Amex LLC (“Amex”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee will consider potential Director candidates recommended by Fund shareholders.  In 2004, the Fund’s Board approved “Policies for Consideration of Board Member Candidates submitted by Fund Shareholders” (“Policies”).  These Policies set forth requirements that shareholder candidates must meet in order to be considered as either an Independent Director or interested Director of the Fund, as defined by Section 2(a)(19) of the 1940 Act.  A shareholder or shareholder group submitting a candidate to the Nominating and Corporate Governance Committee must direct the submission to the attention of the Fund’s Secretary, who will forward such submission to the Committee for consideration.  Beginning with the 2010 Annual Meeting of Shareholders, notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.  The submission must include the following:

(1)           Contact information for the nominating shareholder or shareholder group;

(2)           A certification from the nominating shareholder or shareholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Shareholders’ Meeting;

(3)           The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4)           All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the 1934 Act;

(5)           A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a Director if so elected;

(6)           A representation that, to the knowledge of the nominating shareholder or shareholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(7)           A statement as to whether or not, during the past ten years, the nominating shareholder or any member of the nominating shareholder group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K.  When the nominating shareholder or any member of the nominating shareholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member.  If the nominating shareholder or any member of the nominating shareholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

In addition, with respect to Independent Director candidates, the shareholder or shareholder group submitting the candidate must also furnish a copy of the Schedule 13G or Schedule 13D filed with the SEC by the nominating shareholder or the nominating shareholder group.

In the event that a submission is deficient, the Committee will have sole discretion whether to seek corrections of such submission or to exclude a candidate from consideration.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Board and Committee Meetings in Fiscal 2009

During the Fund’s fiscal year ended October 31, 2009, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held three meetings; the Contract Review Committee held one meeting, the Nominating and Corporate Governance Committee held two meetings and the Cost Review Committee held one meeting.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Ownership of Securities by Directors and Officers

As of October 31, 2009, based upon filings made with the SEC, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock.  Mr. Moritz Sell is a director, market strategist of Landesbank Berlin AG (“LB”), and was initially appointed as a Director of the Fund as the representative of Bankgesellschaft Berlin AG (“BGB”), now known as Landesbank Berlin Holding AG (“LBH”), the parent company of LB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected by shareholders to serve a three-year term as a Class I Director of the Fund expiring at the Annual Meeting of Shareholders to be held in 2010.  Based solely upon information contained in filings made by LB with the SEC with respect to the Fund’s shares, as of March 24, 2010, LB was the beneficial owner of 921,356 shares of the Fund’s common stock (constituting approximately 4.79% of the Fund’s shares then outstanding).  See “Principal Holders of Securities.”

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Interested Directors
Moritz Sell	$10,001- $50,000**	$10,001- $50,000**
Hugh Young	$10,001- $50,000	$10,001- $50,000
Independent Directors
P. Gerald Malone	$10,001- $50,000	$10,001- $50,000
Neville J. Miles	$10,001- $50,000	$10,001- $50,000
William J. Potter	$10,001- $50,000	$10,001- $50,000
Peter D. Sacks	$10,001- $50,000	$10,001- $50,000
John T. Sheehy	$10,001- $50,000	$10,001- $50,000
Brian M. Sherman	$10,001- $50,000	$10,001- $50,000

*                                         Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Indonesia Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

**                                  Does not include shares of the Fund’s common stock owned by LB.  Mr. Sell is a director, market strategist of LB and was initially appointed as a Director of the Fund as the representative of BGB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected as a Director of the Fund in his own capacity and not as the representative of LB or LBH.

As of December 31, 2009, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

[As of December 31, 2009, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.]

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2009.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Each Independent Director receives a retainer fee of $19,000 per year and a fee of $2,000 per meeting for attendance at Board meetings.  In addition, the Chairman of the Board receives a fee of $12,000 per year, the Chairman of the Contract Review Committee receives a fee of $5,000 per year, and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year.  There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended.  However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex. Effective March 2010, the per meeting fee for Independent Director attendance at Board meetings increased to $2,750 and the per meeting fee for each ad hoc meeting attended increased to $1,250.

Compensation Table
Fiscal Year Ended October 31, 2009

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*

P. Gerald Malone	$29,167	N/A	N/A	$160,500(28)
Neville J. Miles	$46,833	N/A	N/A	$113,500(3)
William J. Potter	$29,167	N/A	N/A	$94,500(3)
Peter D. Sacks	$30,000	N/A	N/A	$125,000(28)
Moritz Sell	$0	N/A	N/A	$0(1)
John T. Sheehy	$34,833	N/A	N/A	$139,500(28)
Brian M. Sherman	$28,500	N/A	N/A	$59,500(2)
Hugh Young	$0	N/A	N/A	$0(1)

*                                         The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2009.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of September 16, 2010, there were no persons that beneficially owned five percent or more of the voting securities of the Fund.

 INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

Upon the organization of the Fund in 1985, EquitiLink International Management Limited, an Australian corporation (“EIML”), served as the Fund’s investment manager, and EquitiLink Australia Limited, an Australian corporation (“EAL”), served as the Fund’s investment adviser.  In December 2000, Aberdeen Asset Management PLC, a Scots company (“Aberdeen PLC”), acquired the business of EIML and EAL, which continued to serve as the investment manager and investment adviser, respectively, of the Fund.  In connection with this acquisition, EIML entered into a new management agreement with the Fund, and EAL and EIML entered into a new investment advisory agreement with the Fund.  Each of such agreements was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently by the Fund’s shareholders.  Following this acquisition, the name of EIML was changed to Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) and the name of EAL was changed to Aberdeen Asset Management Limited (“AAML”).

In December 2003, the Board of Directors approved the transfer by AAMCIL to Aberdeen Asset Management Asia Limited (“AAMAL”, an affiliate of AAMCIL), of the rights and obligations of AAMCIL under the management agreement and the investment advisory agreement entered into in December 2000.  This transfer was effected pursuant to the current Management Agreement and Advisory Agreement, both dated as of March 8, 2004.  Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had been providing portfolio management, research and trading services to the Fund pursuant to a Memorandum of Understanding with AAMCIL and AAML.  The transfer was not intended to, and did not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund, and did not result in any change in the terms of the Fund’s management and advisory agreements, other than in the name of the investment manager.

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as Investment Manager to both equity and fixed income investment portfolios for a range of clients, with approximately $18.428 billion in assets as of June 30, 2010, including the Fund and three other U.S. registered closed-end funds with aggregate net assets of approximately $2.925 billion as of September 15, 2010.

The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser managed approximately $6.533 billion of assets, as of June 30, 2010.

The Investment Manager is a wholly-owned subsidiary of Aberdeen PLC.  The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.  Aberdeen PLC is the parent company of an asset management group managing approximately $246.4 billion of assets, as of June 30, 2010, including approximately $90.913 billion of investments in equity securities as of June 30, 2010, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an “investment adviser” (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund’s shareholders and Directors, including Independent Directors, as required by the 1940 Act.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid management fees of $1,446,566, $2,278,916, and $2,286,243, respectively.  The investment manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $369,484, $557,873, and $546,796, respectively, to the Investment Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager.  The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Investment Manager’s employees who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

Duration and Termination.  The Management Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors.  The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least 60 days’ written notice to the Investment Manager.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  In addition, the Investment Manager may terminate the Management Agreement upon at least 90 days’ written notice to the Fund.  Continuation of the Management Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 7, 2010.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith.  The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement.

The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party’s obligations and duties under, the Advisory Agreement.

Advisory Fee.  Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million; 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and Directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses.  The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors.  The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, upon at least 60 days’ written notice to the Investment Manager and the Investment Adviser.  The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party.  In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party upon at least 90 days’ written notice to the Fund and the other party, but any such termination shall not affect continuance of the Advisory Agreement as to the remaining parties.  Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 7, 2010.

Experience of the Investment Manager and Investment Adviser and of the Aberdeen Group; Location of the Investment Manager and Investment Adviser

The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, which commenced operations in 1992 and the shares of which are listed on the Amex; Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange. The Investment Manager also serves as the Investment Adviser of The Indonesia Fund, Inc., a non-diversified closed-end management investment company investing primarily in equity and debt securities of Indonesian companies, which commenced operations in 1990 and the shares of which are listed on the Amex.  The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Advisers, together with other affiliates of Aberdeen Asset Management PLC (collectively, the “Aberdeen Group”) form a globally diversified management firm.  As of [               ], 2010 the Aberdeen Group had approximately $[      ] billion in assets under management.

In rendering investment advisory services, the Investment Manager and Investment Adviser may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC.  The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Each of the Advisers has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws.  The Fund has been advised that there is doubt as to the enforceability in the courts of Australia, in original actions or in actions for enforcement of judgments of U.S. courts against the Investment Adviser, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether the courts of Singapore would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in Singapore courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager and Investment Adviser

Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser, and as a member of the Executive Management Committee of Aberdeen Asset Management PLC.  Mr. Martin Gilbert, a Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Mr. Mark Daniels, a Vice President of the Fund, also serves as a Director of the Investment Adviser.  Messrs. Young, Gilbert and Daniels are also shareholders of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Martin Gilbert, Mr. Alan Goodson and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement with Aberdeen Asset Management Inc.

Pursuant to an amended administration agreement effective February 1, 2010 (“Administration Agreement”), AAMI is responsible, subject to the control, supervision and direction of the Board of Directors, for providing to the [Fund operational management, coordination and oversight of the Fund’s service providers, negotiation of the Fund’s service contracts, preparation of various financial information and reports, arrangements for payment of Fund expenses, monitoring of compliance with the Fund’s investment objectives, policies and restrictions and with applicable tax law and regulations, maintenance of the Fund’s books and records and other administrative services].  AAMI receives a fee at an annual rate equal to 0.08% of the Fund’s average weekly net assets plus the amount of any borrowings for investment purposes.  Pursuant to the Administration Agreement, AAMI may also delegate certain of its duties and obligations to third parties.  Presently, AAMI delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company.  Prior to January 31, 2010, AAMI had delegated certain of its responsibilities to another sub-administrator, Princeton Administrators, L.P.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid administration fees of $139,226, $240,296, and $113,500, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of April 30, 2010: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

The data below is as of April 30, 2010.

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
Hugh Young	13	$3,102.58	67	$31,517.03	130*	$32,994.93
Mark Daniels	4	$472.63	56	$21,090.26	72**	$17,841.25
Michelle Lopez	4	$472.63	56	$21,090.26	72**	$17,841.25
Robert Penaloza	4	$472.63	56	$21,090.26	72**	$17,841.25
Natalie Tam	4	$472.63	56	$21,090.26	72**	$17,841.25

Total assets have been translated into U.S. dollars at a rate of £1.00=1.5307 as of April 30, 2010.

*10 accounts with AUM of $2,448.66 contain performance based fees.

** 6 accounts with AUM of $1,289.1 contain performance based fees.

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of October 31, 2009 by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Hugh Young	$10,001 – $50,000
Mark Daniels	$0
Michelle Lopez	$0
Robert Penaloza	$0
Natalie Tam	$0

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary.  AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares.

In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                 Do not intentionally favor any client account over any other client account;

•                 Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                 Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                 Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                 Fully disclose their aggregation policies to all clients;

•                 Provide individual investment advice to each client account;

•                 Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                 Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                 Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                 Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid aggregate brokerage commissions of $138,806, $240,201, and $348,665, respectively.  Commissions paid in 2009 reflect a lower portfolio turnover rate as compared to 2008.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2009, 2008, and 2007, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                 speed of execution;

•                 ratio of complete versus incomplete trades;

•                 the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                 the character of and market for the particular security;

•                 the size and type of transaction;

•                 the number of primary markets that are checked;

•                 the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                 the broker-dealer’s access to primary markets and quotation sources;

•                 the broker-dealer’s familiarity with and knowledge of the primary markets;

•                 the broker-dealer’s access to underwriting offerings and secondary markets;

•                 the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                 the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                 the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                 the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                 the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                 the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                 the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                 accuracy in preparation of confirmations; and

•                 the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                 the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                 the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                 the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                 the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                 the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                 execute unique trading strategies;

•                 execute and settle difficult trades;

•                 handle client-directed brokerage arrangements;

•                 implement step-outs;

•                 participate in underwriting syndicates; and

•                 obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

Effective December 2004, the Investment Manager discontinued the use of soft dollars with respect to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Investment Manager and the Investment Adviser responsibility for decisions regarding proxy voting for securities held by the Fund.  The Investment Manager and Investment Adviser will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, and which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-866-839-5205 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Taxes Tax Treatment of the Fund—General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“Code”).

To qualify as and to be taxed as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.  The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement.  To date, such regulations have not been promulgated.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders.  However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax.  To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year, however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year.  Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon.  In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain.  If such an election were made, each shareholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities.  Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return.  In addition, the shareholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income.  However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income.  To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a shareholder as long-term gain, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s share, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.  Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.  Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in the shares.  The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term gain, depending upon the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to the shares.

Passive Foreign Investment Companies

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock.  The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock.  Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company.  These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund.  In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.  Alternatively, if eligible, the Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income.  Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses).  Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss.  The Fund may make either of these elections with respect to its investments in foreign investment companies.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from foreign investment companies and its proceeds from dispositions of foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations— “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For U.S. federal income and excise tax purposes, the Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia and New Zealand.  Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities.  Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above.  However, remittances from Australia or New Zealand to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security.  If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales.  Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  For example, the Fund’s dividend income derived from Australian sources generally is subject to a 15% Australian withholding tax.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions.  The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate shareholders.  A foreign shareholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the shareholder.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders.  With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.  The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its shareholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate.  In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to shareholders the ability to claim a deduction for the related foreign taxes.  If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a shareholder that the shareholder is subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate).  If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign shareholder would have to file a return to obtain a refund of the shareholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “Tax Treatment of the Fund - General” for a discussion of the retention of net capital gains).  In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  See “Backup Withholding” above.  If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Although not anticipated, Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to foreign shareholders and will require such shareholders to file U.S. income tax returns.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Such shareholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

The following discussion is based upon the advice of Blake Dawson Waldron, Australian counsel for the Fund, and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

Under current Australian law, the Fund will be regarded as a non-resident of Australia.  Pursuant to the United States Australia Double Tax Agreement (“Tax Agreement”) and assuming the Fund to be a resident of the United States for the purposes of the Tax Agreement and a “qualified person” entitled to the benefits of the Tax Agreement, the Fund will be liable to taxation in Australia on its business profits only if the Fund carries on business in Australia at or through a permanent establishment, and those business profits are attributable to the Fund’s Australian permanent establishment.  Generally, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business in Australia through which it carries on business and if there is no person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority.

The Fund does not intend to have a fixed place of business in Australia or to give any person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly, the Fund should not be regarded as having a permanent establishment in Australia.  As a result, none of the Fund’s profits arising from the carrying on of its business in Australia should be subject to Australian taxes.

The Fund will be subject to interest withholding tax at the rate of 10% on all interest payments and payments in the nature of interest (including discounts on money market securities) paid by a resident of Australia, or by a non-resident of Australia making the interest payment in carrying on business at or through a permanent establishment in Australia (unless the particular issue of securities qualifies for an exemption from interest withholding tax).  Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by the issuer in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident.  See “Taxation - United States Taxes - Foreign Withholding Taxes.” Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

The Fund will be subject to dividend withholding tax at the rate of 15% on all dividends paid by Australian resident companies, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.  However, dividends paid by Australian resident companies to the Fund will not be subject to dividend withholding tax to the extent that they have been franked under the Australian imputation rules.  Australia’s system of dividend imputation, also known as “franking,” allows a company declaring a dividend to give the shareholder a credit (a franking credit) that represents the amount of tax already paid by the company.  A company which declares a dividend out of profits which have borne the full rate of Australian corporate tax can attach franking credits to the dividend such that the dividend is “fully franked.” A fully franked dividend will not be subject to Australian dividend withholding tax.  However, to the extent that dividends are declared from profits which have not borne the full rate of Australian corporate tax that portion of the dividend will be subject to dividend withholding tax at the rate of 15%, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.]

CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AND
DIVIDEND REINVESTMENT PLAN AGENT

Pursuant to a Custodian Contract dated November 25, 1985, as amended from time to time, State Street Bank and Trust Company (“State Street”), which has its principal business office at One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian for assets of the Fund held in the United States.  The Board has authorized the delegation of various foreign custody responsibilities to State Street, as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Stock Transfer Agency Agreement dated July 19, 2004, as amended from time to time, The Bank of New York Mellon Corporation, which has its principal business office at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s transfer, dividend disbursing and dividend reinvestment plan agent.

EXPERTS

The financial statements, included in this registration statement have been so included in reliance on the report of KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, given on the authority of each said firm as experts in accounting and auditing.  The principal place of business of KPMG is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.  KPMG provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by [Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019] [Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978].  [Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978.]  Matters of Australian law will be passed on for the Fund by [Blake Dawson Waldron, Level 36, Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia].  Certain other legal matters will be passed on for the underwriters by [name], [address].

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended October 31, 2009 and the unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the period ended April 30, 2010, together with the report of [          ] LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report and semi-annual report to shareholders. All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

PROXY VOTING POLICY

I.                                        Generally

Rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) require the Funds to disclose publicly its proxy voting policies and procedures, as well as its actual proxy votes.  The SEC rules also permit the Funds to delegate its proxy voting responsibilities to the Funds’ Investment Manager, Investment Adviser, and Subadvisers (collectively “the Advisers”).  In connection with this ability to delegate proxy voting responsibilities, the SEC has adopted rules under the Investment Advisers Act of 1940, as amended, that require the Advisers to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that it votes proxies on behalf of its clients, when given such authority, in the best interests of those clients.

Consistent with the SEC’s requirements, the Funds have delegated responsibility for voting its proxy to the Funds’ Investment Manager, Investment Adviser and Subadvisers.  The Advisers have adopted proxy voting policies and procedures to ensure the proper, and timely, voting of the proxies on behalf of the Funds.  Moreover, the Advisers will assist the Funds in the preparation of each Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, by no later than August 31 of each year.

II.                                   Procedures

Each Fund shall ensure that its investment manager, investment adviser and subadvisers are compliant with applicable rules and regulations. These rules and regulations require, in part, that each Fund disclose how it votes each proxy. The rules and regulations also require that the Advisers disclose that they have (1) adopted and implemented proxy voting policies; and (2) adopted procedures regarding how each portfolio security is voted in relation to each Fund. The Adviser must disclose that the procedures are the following:

1.                                      are written;

2.                                      are reasonably designed to ensure that the adviser votes proxies in the best interest of the adviser’s clients;

3.                                      describe the adviser’s proxy voting procedures to the adviser’s clients and provides copies of the adviser’s proxy voting procedures on request;

4.                                      set forth the process by which the adviser evaluates the issues presented by a proxy and records the adviser’s decision about how the proxy will be voted;

5.                                      establish procedures for the identification and handling of proxies that involve material conflicts of interest with the adviser’s clients; and

6.                                      disclose to the adviser’s clients how the clients may obtain information on how the adviser voted the clients’ proxies.

The Funds also shall disclose to shareholders the policies and procedures that are used to determine how to vote proxies.  The Funds include in the Funds’ statement of additional information appropriate summary disclosure regarding the proxy voting policies and procedures of the Funds’ adviser and subadvisers, and any third party retained by the Funds’ investment adviser or sub-adviser to determine how to vote proxies.  In addition, as required by the financial statements’ requirements of Form N-1A, the Funds’ financial statements must include a statement that a description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available, without charge:  (i) upon request, by calling a specified toll-free (or collect)

A-1

telephone number; or (ii) on the Funds’ website at www.aberdeen-asset.com (if applicable); and (iii) on the SEC website at www.sec.gov.

The Funds also shall file with the SEC, on an annual basis, the complete proxy voting record of each Fund on Form N-PX for the twelve-month period ending June 30th, by no later than August 31st of each year, which Report on Form N-PX shall be executed by the principal executive officer of the each Fund.  Each Fund’s proxy voting record on the Form N-PX Report shall be made available by each Fund, without charge, upon request, by calling specified toll-free (or collect) telephone number (but is not available on the Funds’ website).  If a Fund receives a telephonic request for the a proxy voting record, the Fund shall send the requested information disclosed in the Fund’s most-recently filed Report on Form N-PX within three (3) business days of the receipt of the request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

Sub-advisers to the Funds must have procedures and internal controls to ensure compliance with proxy voting regulations.  Specifically, the sub-advisers must have procedures for the reporting of proxy voting, and communicating changes in proxy voting policies to the Funds.  Prior to Board approval of new advisers, the Chief Compliance Officer (“CCO”) reviews the proxy voting policies and procedures of the sub-adviser.  The CCO ensures that any inadequate procedures or controls of a sub-adviser are reported to the Board and must be corrected in a timely manner.

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Appendix B

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of February 8, 2010

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation  (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).   These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws  or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.              Definitions

A.            “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.            “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.            General Voting Policies

A.            Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.            Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.            Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.            Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.             Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.             Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.             No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.             Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.             Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.             Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.             Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.             Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.            Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.            Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.              Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.             Disclosure of Vote.  As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.           Specific Voting Policies

A.            General Philosophy.

•              Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•              Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•              Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.            Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.            Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.            Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.             Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.             Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.           Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.            Obtain Proxy.  Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“PA-UK)”..  Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services (“ISS”).  Each proxy received is matched to the securities to be voted.

B.            Material Conflicts of Interest.

1.             Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand.  Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.             When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.            Analysts.  The proxy administration process is carried out by the PA-UK.  The PA-UK ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the PA-UK  will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .  The Analyst may consult with the PA-UK  as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.            Vote.  The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group (“CGG”) in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures.  In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”).  The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams.  The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues.  If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK.  If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers.  The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.  Aberdeen has also engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.             Review.  PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.                                    Documentation, Recordkeeping and Reporting Requirements

A.                                   Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK is responsible for:

1.                                       Overseeing the proxy voting process;

2.                                       Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.                                       Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.                                     Record Keeping.

1.                                       Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004).  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.             As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.             Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.            Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.            Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

PART C

Item 25.	Financial Statements and Exhibits

1. Financial Statements

Part A

None

Part B

The following statements of the Registrant are incorporated by reference in Part B of the Registration Statement:

(i)	Portfolio of Investments as of October 31, 2009

(ii)	Statement of Assets and Liabilities as of October 31, 2009

(iii)	Statement of Operations for the fiscal year ended October 31, 2009

(iv)	Statement of Cash Flows for the fiscal year ended October 31, 2009

(v)	Statement of Changes in Net Assets for the fiscal year ended October 31, 2009 and for the fiscal year ended October 31, 2008

(vi)	Notes to the Financial Statements for the fiscal year ended October 31, 2009

(vii)	Report of Independent Registered Public Accounting Firm dated December 28, 2009

(viii)	Portfolio of Investments as of April 30, 2010 (unaudited)

(ix)	Statement of Assets and Liabilities as of April 30, 2010 (unaudited)

(x)	Statement of Operations for the six months ended April 30, 2010 (unaudited)

(xi)	Statement of Cash Flows for the six months ended April 30, 2010 (unaudited)

(xii)	Statement of Changes in Net Assets for the six months ended April 30, 2010 (unaudited) and for the fiscal year ended October 31, 2009

(xiii)	Notes to the Financial Statements for the six months ended April 30, 2010 (unaudited)

2. Exhibits:

(a)(1)	Articles of Incorporation filed September 30, 1985.†

(a)(2)	Change of Address of Resident Agent filed November 17, 1997.†

(a)(3)	Articles Supplementary dated as of August 16, 2000.(1)

(a)(4)	Articles of Amendment effective May 1, 2001.†

(a)(5)	Articles of Amendment filed June 27, 2003.(2)

(a)(6)	Articles Supplementary dated as of May 12, 2006.†††

(b)	Bylaws as amended and restated through June 7, 2006.†††

(c)	Not Applicable.

(d)(1)	Form of Share Certificate for Registrant’s Common Stock.†††

(e)	Dividend Reinvestment and Cash Purchase Plan.††

(f)	Not applicable.

(g)(1)	Investment Management Agreement between the Registrant and Aberdeen Asset Management Asia Limited (the “Investment Manager”) dated as of March 8, 2004.†

(g)(2)	Investment Advisory Agreement among the Registrant, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”) dated as of March 8, 2004.†

(h)	Form of Underwriting Agreement, dated as of [ ], 2010, between [ ] and the Registrant.**

(i)	Not applicable.

(j)(1)	Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”) dated as of November 25, 1985.††

(j)(2)	Amendment to Custodian Contract between Registrant and State Street dated December 4, 1998.(1)

(j)(3)	Second Amendment to Custodian Contract between Registrant and State Street dated as of July 8, 2005.††

(k)(1)	Administration Agreement between the Registrant and Aberdeen Asset Management Inc., dated as of September 30, 2004.†

(k)(2)	Investor Relations Services Agreement between the Registrant and EquitiLink USA, Inc., dated as of March 1, 2000.†

(k)(3)	Assignment and Assumption of Investor Relations Services Agreement between EquitiLink USA, Inc. and Aberdeen Asset Management Inc. dated as of January 1, 2002.†

(k)(4)	Stock Transfer Agency Agreement by and between the Registrant and The Bank of New York dated as of July 19, 2004.†

(k)(5)	Amendment to Stock Transfer Agency Agreement between the Registrant and The Bank of New York dated November 10, 2004.†

(k)(6)	Sub-Administration Agreement between Aberdeen Asset Management Inc. and State Street Bank and Trust Company dated as of February 26, 2010.*

(l)(1)	Opinion and Consent of Willkie Farr & Gallagher LLP.**

(l)(2)	Opinion and Consent of Venable LLP, Maryland counsel.**

(l)(3)	Opinion and Consent of [ ], underwriters’ counsel.**

(m)(1)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Adviser executed on December 8, 2009.(3)

(m)(2)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Manager executed on November 11, 2009.(3)

(n)(1)	Opinion and Consent of KPMG LLP, Independent Accountants.**

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics for Registrant.††

(r)(2)	Code of Ethics for Investment Manager and Investment Adviser.††

(s)	Powers of Attorney.*

†	Previously filed as an exhibit to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 and incorporated herein by reference.

††

Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on November 29, 2005 and incorporated herein by reference.

†††	Previously filed as an exhibit to the Registrant’s registration statement filed with the SEC via EDGAR on July 18, 2006 and incorporated herein by reference.

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s registration statement filed with the SEC via EDGAR on August 30, 2001 and incorporated herein by reference.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registrant’s registration statement filed with the SEC via EDGAR on August 8, 2003 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on December 31, 2009 and incorporated herein by reference.

*	Filed herewith.

**	To be filed by further pre-effective amendment.

Item 26.	Marketing Arrangements

See Exhibit 2(h) to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$	[ ]
Printing	$	[ ]
Fees and expenses of qualification under state securities laws (including fees of counsel)	$	[ ]
Legal fees and expenses	$	[ ]
Auditing fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

As of [            ], 2010:

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common Stock ($.01 par value per share)	[ ]

Item 30.	Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant’s bylaws (as amended to date) provides:

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act. The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

Section 2. Advances. Any current or former Director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the 1940 Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking; (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither “interested persons” as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the 1940 Act, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to Directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of shareholders or disinterested directors or otherwise.

Section 6. Amendments. References in the Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as amended. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Bylaws or Charter of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 3 of the Management Agreement, filed as Exhibit (g)(1), for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Advisory Agreement, filed as Exhibit (g)(2), for provisions relating to limitation of liability of the Investment Adviser.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The Registrant’s investment manager, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

The Registrant’s investment adviser, Aberdeen Asset Management Limited (“AAML”), is an Australian corporation. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

Item 32.	Location of Accounts and Records

Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Aberdeen Asset Management Inc 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

For records pursuant to Rule 31a-1(f) and Rule 31a-2(e)	For records pursuant to Rule 31a-1(b)(5), (6), (7), (9), (10), (11) Rule 31a-1(f) Rule 31a-2(e)	For records pursuant to Rule 31a-1(f), Rule 31a-2(e), Rule 31a-2(a)(3) through (6)	For records pursuant to Rule 31a-1(b)(4) and Rule 31a-2(a)(4), (5), (6)

State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08536	The Bank of New York Mellon 101 Barclay Street New York, New York 10286	State Street Bank and Trust Company 500 College Road East Plainsboro, New Jersey 08536	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

For records pursuant to Rule 31a-2(a)(1) and (2)	For records pursuant to Rule 31a- 1(b)(2)(iv)

For records pursuant to Rule 31a-1(b)(1)
• With the exception of ‘the market on which effected’ and ‘the name of the person through or from whom purchased or received or to whom sold or delivered’, and
Rule 31a-1(b)(2) (i) (e) and (f)

For records pursuant to Rule 31a-1(b)(2)(i)(a), (b), (c) and (d)
Rule 31a-1(b)(2)(ii) Rule 31a-1(b)(2)(iii) Rule 31a-1(b)(3) Rule 31a-1(b)(8) Rule 31a-1(b)(12) Rule 31a-2(a)(1) and (2)

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a) Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b) The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2) Not applicable.

(3) Not applicable.

(4) (a)  to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)           to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)           to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)           to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)  that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)           any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)           the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)           any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Pennsylvania on this 17th day of September, 2010.

ABERDEEN AUSTRALIA EQUITY FUND, INC..

*
Christian Pittard
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

*	Chairman	September 17, 2010
Neville J. Miles

*	President	September 17, 2010
Christian Pittard

*	Treasurer, Principal Accounting Officer	September 17, 2010
Andrea Melia

*	Director	September 17, 2010
P. Gerald Malone

*	Director	September 17, 2010
William J. Potter

*	Director	September 17, 2010
Peter D. Sacks

*	Director	September 17, 2010
Moritz Sell

*	Director	September 17, 2010
Brian M. Sherman

*	Director	September 17, 2010
John T. Sheehy

*	Director	September 17, 2010
Hugh Young

*By	/s/ LUCIA SITAR
Lucia Sitar
as Attorney-in-Fact

Exhibit Index

(k)(6)                   Sub-Administration Agreement.

(s)                                  Powers of Attorney.